Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2026 (1)

In apartment units

	Same Store	Stabilized Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	340	—	11,774	—	11,774
Dallas, TX	9,523	980	—	10,503	—	10,503
Austin, TX	7,179		—	7,179	—	7,179
Charlotte, NC	5,707	640	541	6,888	—	6,888
Orlando, FL	5,907	310	—	6,217	—	6,217
Raleigh/Durham, NC	5,156	306	406	5,868	—	5,868
Tampa, FL	5,416	—	495	5,911	—	5,911
Houston, TX	4,859	—	—	4,859	—	4,859
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Phoenix, AZ	3,291		317	3,608	72	3,680
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,193	618	—	1,811	—	1,811
Richmond, VA	1,732	—	—	1,732	—	1,732
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	1,118	352	—	1,470	121	1,591
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Kansas City, MO-KS	1,110	318	—	1,428	—	1,428
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,502	496	—	6,998	—	6,998
Total Multifamily Units	96,561	4,360	1,759	102,680	193	102,873
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of June 30, 2026			Average Effective	As of June 30, 2026
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended June 30, 2026	Completed Units	Total Units, Including Development
Atlanta, GA	$2,254,471	13.0%	93.9%	$1,789	11,774
Dallas, TX	1,783,750	10.2%	94.7%	1,663	10,503
Charlotte, NC	1,297,898	7.5%	95.6%	1,637	6,347
Orlando, FL	1,148,616	6.6%	95.3%	1,977	6,217
Tampa, FL	1,055,659	6.1%	95.3%	2,086	5,416
Austin, TX	1,000,163	5.8%	94.7%	1,470	7,179
Raleigh/Durham, NC	823,587	4.7%	94.6%	1,516	5,462
Houston, TX	716,451	4.1%	95.1%	1,458	4,859
Phoenix, AZ	610,685	3.5%	94.8%	1,687	3,291
Northern Virginia	591,628	3.4%	95.2%	2,585	1,888
Nashville, TN	586,053	3.4%	94.8%	1,654	4,375
Charleston, SC	457,317	2.6%	96.0%	1,859	3,168
Denver, CO	428,040	2.5%	94.3%	1,906	1,470
Fort Worth, TX	419,751	2.4%	95.3%	1,585	3,687
Jacksonville, FL	345,456	2.0%	93.8%	1,467	3,496
Kansas City, MO-KS	300,878	1.7%	96.1%	1,725	1,428
Richmond, VA	273,994	1.6%	95.2%	1,738	1,732
Fredericksburg, VA	266,061	1.5%	95.1%	1,971	1,435
Greenville, SC	255,535	1.5%	95.0%	1,377	2,354
Savannah, GA	237,961	1.4%	94.0%	1,679	1,837
Birmingham, AL	179,934	1.0%	95.3%	1,448	1,462
San Antonio, TX	176,926	1.0%	93.7%	1,312	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	220,905	1.3%	94.0%	1,316	2,754
Florida	204,817	1.2%	94.7%	1,855	1,806
Alabama	194,481	1.1%	94.0%	1,341	1,648
Virginia	176,569	1.0%	95.5%	1,880	1,039
Kentucky	112,979	0.7%	95.2%	1,328	1,308
Utah	95,320	0.5%	94.3%	1,570	400
Maryland	87,003	0.5%	94.5%	2,386	361
Nevada	78,066	0.4%	95.8%	1,624	721
Stabilized Communities	$16,380,954	94.2%	94.8%	$1,685	100,921

Charlotte, NC	221,170	1.3%	50.3%	1,844	541	541
Phoenix, AZ	220,604	1.3%	45.3%	1,548	389	942
Tampa, FL	194,701	1.1%	90.9%	2,957	495	495
Raleigh/Durham, NC	143,124	0.8%	72.9%	1,685	406	406
Richmond, VA	81,923	0.5%	—	—	—	306
Denver, CO	69,028	0.4%	29.7%	2,261	121	219
Charleston, SC	52,335	0.3%	—	—	—	336
Kansas City, MO-KS	13,436	0.1%	—	—	—	263
Lease-up / Development Communities	$996,321	5.8%	59.5%	$2,060	1,952	3,508
Total Multifamily Communities	$17,377,275	100.0%	94.0%	$1,692	102,873	104,429
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of June 30, 2026, the gross investment in real estate for this community was $83.7 million and includes a mortgage note payable of $52.0 million. For the six months ended June 30, 2026, this apartment community achieved NOI of $4.3 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of June 30, 2026
	June 30, 2026	June 30, 2025	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$517,438	$519,039	-0.3%	96,561	$15,416,595
Non-Same Store Communities	22,612	21,787		4,360	964,359
Lease-up/Development Communities	8,023	2,310		1,952	996,321
Total Multifamily Portfolio	$548,073	$543,136		102,873	$17,377,275
Commercial Property/Land	7,054	6,766		—	449,438
Total Operating Revenues	$555,127	$549,902		102,873	$17,826,713

Property Operating Expenses
Same Store Communities	$201,219	$199,537	0.8%
Non-Same Store Communities	9,992	10,151
Lease-up/Development Communities	4,631	1,834
Total Multifamily Portfolio	$215,842	$211,522
Commercial Property/Land	2,878	3,132
Total Property Operating Expenses	$218,720	$214,654

Net Operating Income
Same Store Communities	$316,219	$319,502	-1.0%
Non-Same Store Communities	12,620	11,636
Lease-up/Development Communities	3,392	476
Total Multifamily Portfolio	$332,231	$331,614
Commercial Property/Land	4,176	3,634
Total Net Operating Income	$336,407	$335,248	0.3%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2026	June 30, 2025	Percent Change	June 30, 2026	June 30, 2025	Percent Change
Property Taxes	$68,992	$69,090	(0.1)%	$133,927	$132,278	1.2%
Personnel	43,411	43,203	0.5%	85,269	84,764	0.6%
Utilities	35,161	33,682	4.4%	70,146	67,535	3.9%
Building Repair and Maintenance	28,214	28,368	(0.5)%	52,410	52,239	0.3%
Office Operations	8,278	8,131	1.8%	15,953	16,316	(2.2)%
Insurance	7,801	8,479	(8.0)%	15,555	16,921	(8.1)%
Marketing	9,362	8,584	9.1%	16,243	15,395	5.5%
Total Property Operating Expenses	$201,219	$199,537	0.8%	$389,503	$385,448	1.1%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Six Months Ended
	Apartment Units	Same Store NOI	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Atlanta, GA	11,434	12.0%	95.2%	95.0%	95.4%	95.2%
Dallas, TX	9,523	9.0%	95.0%	95.0%	95.1%	95.1%
Orlando, FL	5,907	7.4%	95.5%	95.6%	95.6%	95.6%
Tampa, FL	5,416	7.1%	95.8%	96.1%	96.0%	96.1%
Charlotte, NC	5,707	6.2%	95.7%	95.7%	95.8%	95.8%
Austin, TX	7,179	5.3%	95.0%	94.6%	95.1%	94.8%
Raleigh/Durham, NC	5,156	5.1%	95.3%	95.4%	95.1%	95.5%
Nashville, TN	4,375	4.7%	95.3%	95.2%	95.5%	95.5%
Phoenix, AZ	3,291	3.9%	95.4%	94.9%	95.8%	95.2%
Houston, TX	4,859	3.9%	95.6%	95.6%	95.8%	95.6%
Charleston, SC	3,168	3.9%	95.9%	96.1%	95.7%	95.8%
Fort Worth, TX	3,687	3.6%	95.3%	95.5%	95.4%	95.3%
Northern Virginia	1,888	3.3%	96.1%	96.2%	95.9%	96.4%
Jacksonville, FL	3,496	2.9%	94.7%	95.6%	94.9%	95.8%
Richmond, VA	1,732	2.1%	96.2%	96.3%	96.1%	96.2%
Greenville, SC	2,354	2.1%	95.4%	95.8%	95.6%	95.8%
Fredericksburg, VA	1,435	2.0%	95.6%	96.6%	95.7%	96.8%
Savannah, GA	1,837	2.0%	95.1%	94.8%	95.2%	95.1%
Denver, CO	1,118	1.4%	95.8%	95.6%	95.1%	95.2%
Birmingham, AL	1,462	1.3%	95.2%	96.1%	95.3%	96.2%
Kansas City, MO-KS	1,110	1.2%	95.6%	95.5%	95.5%	95.3%
San Antonio, TX	1,504	1.1%	94.4%	95.0%	94.6%	95.1%
Memphis, TN	1,193	1.0%	94.6%	94.8%	95.0%	94.8%
Huntsville, AL	1,228	1.0%	93.9%	94.6%	93.3%	94.6%
Other	6,502	6.5%	95.4%	96.0%	95.4%	95.7%
Total Same Store	96,561	100.0%	95.3%	95.4%	95.4%	95.5%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTERLY COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2026	Q2 2025	% Chg	Q2 2026	Q2 2025	% Chg	Q2 2026	Q2 2025	% Chg	Q2 2026	Q2 2025	% Chg
Atlanta, GA	11,434	$64,385	$64,384	0.0%	$26,545	$26,766	(0.8)%	$37,840	$37,618	0.6%	$1,790	$1,790	(0.0)%
Dallas, TX	9,523	50,381	49,997	0.8%	21,909	20,900	4.8%	28,472	29,097	(2.1)%	1,681	1,667	0.9%
Orlando, FL	5,907	36,819	36,859	(0.1)%	13,402	13,737	(2.4)%	23,417	23,122	1.3%	1,981	1,982	(0.1)%
Tampa, FL	5,416	35,683	35,990	(0.9)%	13,128	12,973	1.2%	22,555	23,017	(2.0)%	2,086	2,092	(0.3)%
Charlotte, NC	5,707	29,646	29,973	(1.1)%	9,904	9,810	1.0%	19,742	20,163	(2.1)%	1,641	1,657	(0.9)%
Austin, TX	7,179	34,216	35,326	(3.1)%	17,337	17,232	0.6%	16,879	18,094	(6.7)%	1,470	1,530	(3.9)%
Raleigh/Durham, NC	5,156	25,036	25,434	(1.6)%	8,821	8,893	(0.8)%	16,215	16,541	(2.0)%	1,510	1,534	(1.5)%
Nashville, TN	4,375	22,930	23,231	(1.3)%	8,146	8,006	1.7%	14,784	15,225	(2.9)%	1,654	1,673	(1.1)%
Phoenix, AZ	3,291	17,870	17,840	0.2%	5,441	5,107	6.5%	12,429	12,733	(2.4)%	1,687	1,708	(1.2)%
Houston, TX	4,859	22,868	22,671	0.9%	10,513	10,667	(1.4)%	12,355	12,004	2.9%	1,458	1,448	0.6%
Charleston, SC	3,168	18,789	18,227	3.1%	6,467	6,320	2.3%	12,322	11,907	3.5%	1,859	1,825	1.9%
Fort Worth, TX	3,687	19,309	19,380	(0.4)%	8,014	8,251	(2.9)%	11,295	11,129	1.5%	1,585	1,577	0.5%
Northern Virginia	1,888	15,170	14,923	1.7%	4,688	4,555	2.9%	10,482	10,368	1.1%	2,585	2,540	1.8%
Jacksonville, FL	3,496	15,591	15,853	(1.7)%	6,475	6,440	0.5%	9,116	9,413	(3.2)%	1,467	1,481	(0.9)%
Richmond, VA	1,732	9,549	9,118	4.7%	2,901	2,834	2.4%	6,648	6,284	5.8%	1,738	1,689	2.9%
Greenville, SC	2,354	10,629	10,540	0.8%	4,069	4,137	(1.6)%	6,560	6,403	2.5%	1,377	1,351	1.9%
Fredericksburg, VA	1,435	8,958	8,957	0.0%	2,564	2,490	3.0%	6,394	6,467	(1.1)%	1,971	1,941	1.6%
Savannah, GA	1,837	9,957	10,140	(1.8)%	3,795	4,005	(5.2)%	6,162	6,135	0.4%	1,679	1,714	(2.0)%
Denver, CO	1,118	6,614	6,888	(4.0)%	2,257	2,200	2.6%	4,357	4,688	(7.1)%	1,898	1,953	(2.8)%
Birmingham, AL	1,462	6,977	6,921	0.8%	2,867	2,806	2.2%	4,110	4,115	(0.1)%	1,448	1,421	1.9%
Kansas City, MO-KS	1,110	5,961	5,869	1.6%	2,138	2,155	(0.8)%	3,823	3,714	2.9%	1,696	1,673	1.4%
San Antonio, TX	1,504	6,244	6,460	(3.3)%	2,898	2,855	1.5%	3,346	3,605	(7.2)%	1,312	1,346	(2.5)%
Memphis, TN	1,193	5,342	5,400	(1.1)%	2,058	1,665	23.6%	3,284	3,735	(12.1)%	1,422	1,433	(0.7)%
Huntsville, AL	1,228	5,101	5,258	(3.0)%	1,947	1,963	(0.8)%	3,154	3,295	(4.3)%	1,246	1,283	(2.8)%
Other	6,502	33,413	33,400	0.0%	12,935	12,770	1.3%	20,478	20,630	(0.7)%	1,647	1,623	1.4%
Total Same Store	96,561	$517,438	$519,039	(0.3)%	$201,219	$199,537	0.8%	$316,219	$319,502	(1.0)%	$1,688	$1,691	(0.2)%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTERLY COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2026	Q1 2026	% Chg	Q2 2026	Q1 2026	% Chg	Q2 2026	Q1 2026	% Chg	Q2 2026	Q1 2026	% Chg
Atlanta, GA	11,434	$64,385	$64,385	—	$26,545	$24,322	9.1%	$37,840	$40,063	(5.5)%	$1,790	$1,787	0.1%
Dallas, TX	9,523	50,381	50,285	0.2%	21,909	19,505	12.3%	28,472	30,780	(7.5)%	1,681	1,677	0.2%
Orlando, FL	5,907	36,819	36,762	0.2%	13,402	12,858	4.2%	23,417	23,904	(2.0)%	1,981	1,978	0.2%
Tampa, FL	5,416	35,683	35,791	(0.3)%	13,128	12,371	6.1%	22,555	23,420	(3.7)%	2,086	2,083	0.1%
Charlotte, NC	5,707	29,646	29,566	0.3%	9,904	9,031	9.7%	19,742	20,535	(3.9)%	1,641	1,644	(0.2)%
Austin, TX	7,179	34,216	34,332	(0.3)%	17,337	15,871	9.2%	16,879	18,461	(8.6)%	1,470	1,472	(0.1)%
Raleigh/Durham, NC	5,156	25,036	24,990	0.2%	8,821	8,081	9.2%	16,215	16,909	(4.1)%	1,510	1,515	(0.3)%
Nashville, TN	4,375	22,930	23,029	(0.4)%	8,146	7,340	11.0%	14,784	15,689	(5.8)%	1,654	1,653	0.1%
Phoenix, AZ	3,291	17,870	17,932	(0.3)%	5,441	5,176	5.1%	12,429	12,756	(2.6)%	1,687	1,691	(0.2)%
Houston, TX	4,859	22,868	22,781	0.4%	10,513	10,398	1.1%	12,355	12,383	(0.2)%	1,458	1,455	0.2%
Charleston, SC	3,168	18,789	18,413	2.0%	6,467	5,912	9.4%	12,322	12,501	(1.4)%	1,859	1,842	0.9%
Fort Worth, TX	3,687	19,309	19,370	(0.3)%	8,014	7,254	10.5%	11,295	12,116	(6.8)%	1,585	1,581	0.3%
Northern Virginia	1,888	15,170	15,104	0.4%	4,688	4,617	1.5%	10,482	10,487	(0.0)%	2,585	2,570	0.6%
Jacksonville, FL	3,496	15,591	15,534	0.4%	6,475	6,171	4.9%	9,116	9,363	(2.6)%	1,467	1,467	0.0%
Richmond, VA	1,732	9,549	9,423	1.3%	2,901	2,918	(0.6)%	6,648	6,505	2.2%	1,738	1,724	0.8%
Greenville, SC	2,354	10,629	10,673	(0.4)%	4,069	3,785	7.5%	6,560	6,888	(4.8)%	1,377	1,372	0.4%
Fredericksburg, VA	1,435	8,958	9,013	(0.6)%	2,564	2,662	(3.7)%	6,394	6,351	0.7%	1,971	1,970	0.1%
Savannah, GA	1,837	9,957	9,977	(0.2)%	3,795	3,791	0.1%	6,162	6,186	(0.4)%	1,679	1,686	(0.4)%
Denver, CO	1,118	6,614	6,536	1.2%	2,257	2,274	(0.7)%	4,357	4,262	2.2%	1,898	1,903	(0.2)%
Birmingham, AL	1,462	6,977	6,950	0.4%	2,867	2,831	1.3%	4,110	4,119	(0.2)%	1,448	1,439	0.6%
Kansas City, MO-KS	1,110	5,961	5,932	0.5%	2,138	2,112	1.2%	3,823	3,820	0.1%	1,696	1,684	0.7%
San Antonio, TX	1,504	6,244	6,328	(1.3)%	2,898	2,745	5.6%	3,346	3,583	(6.6)%	1,312	1,316	(0.3)%
Memphis, TN	1,193	5,342	5,399	(1.1)%	2,058	1,877	9.6%	3,284	3,522	(6.8)%	1,422	1,414	0.6%
Huntsville, AL	1,228	5,101	5,056	0.9%	1,947	2,107	(7.6)%	3,154	2,949	7.0%	1,246	1,254	(0.6)%
Other	6,502	33,413	33,419	(0.0)%	12,935	12,275	5.4%	20,478	21,144	(3.1)%	1,647	1,637	0.6%
Total Same Store	96,561	$517,438	$516,980	0.1%	$201,219	$188,284	6.9%	$316,219	$328,696	(3.8)%	$1,688	$1,685	0.2%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2026	Q2 2025	% Chg	Q2 2026	Q2 2025	% Chg	Q2 2026	Q2 2025	% Chg	Q2 2026	Q2 2025	% Chg
Atlanta, GA	11,434	$128,770	$129,012	(0.2)%	$50,867	$49,887	2.0%	$77,903	$79,125	(1.5)%	$1,788	$1,791	(0.2)%
Dallas, TX	9,523	100,666	99,998	0.7%	41,414	41,094	0.8%	59,252	58,904	0.6%	1,679	1,666	0.8%
Orlando, FL	5,907	73,581	73,817	(0.3)%	26,260	26,927	(2.5)%	47,321	46,890	0.9%	1,979	1,984	(0.2)%
Tampa, FL	5,416	71,474	71,974	(0.7)%	25,499	25,603	(0.4)%	45,975	46,371	(0.9)%	2,084	2,092	(0.4)%
Charlotte, NC	5,707	59,212	59,881	(1.1)%	18,935	18,834	0.5%	40,277	41,047	(1.9)%	1,643	1,656	(0.8)%
Austin, TX	7,179	68,548	70,905	(3.3)%	33,208	32,613	1.8%	35,340	38,292	(7.7)%	1,471	1,539	(4.4)%
Raleigh/Durham, NC	5,156	50,026	50,852	(1.6)%	16,902	17,010	(0.6)%	33,124	33,842	(2.1)%	1,513	1,533	(1.3)%
Nashville, TN	4,375	45,959	46,601	(1.4)%	15,486	15,705	(1.4)%	30,473	30,896	(1.4)%	1,654	1,674	(1.2)%
Phoenix, AZ	3,291	35,802	35,739	0.2%	10,617	10,085	5.3%	25,185	25,654	(1.8)%	1,689	1,713	(1.4)%
Houston, TX	4,859	45,649	45,220	0.9%	20,911	20,703	1.0%	24,738	24,517	0.9%	1,456	1,446	0.7%
Charleston, SC	3,168	37,202	36,348	2.3%	12,379	12,140	2.0%	24,823	24,208	2.5%	1,851	1,821	1.6%
Fort Worth, TX	3,687	38,679	38,664	0.0%	15,268	14,844	2.9%	23,411	23,820	(1.7)%	1,583	1,579	0.3%
Northern Virginia	1,888	30,274	29,841	1.5%	9,305	9,099	2.3%	20,969	20,742	1.1%	2,577	2,526	2.0%
Jacksonville, FL	3,496	31,125	31,823	(2.2)%	12,646	12,503	1.1%	18,479	19,320	(4.4)%	1,467	1,484	(1.1)%
Richmond, VA	1,732	18,972	18,183	4.3%	5,819	5,707	2.0%	13,153	12,476	5.4%	1,731	1,684	2.8%
Greenville, SC	2,354	21,302	20,966	1.6%	7,854	7,935	(1.0)%	13,448	13,031	3.2%	1,375	1,344	2.3%
Fredericksburg, VA	1,435	17,971	17,820	0.8%	5,226	5,047	3.5%	12,745	12,773	(0.2)%	1,971	1,925	2.4%
Savannah, GA	1,837	19,934	20,249	(1.6)%	7,586	7,548	0.5%	12,348	12,701	(2.8)%	1,683	1,710	(1.6)%
Denver, CO	1,118	13,150	13,822	(4.9)%	4,531	4,230	7.1%	8,619	9,592	(10.1)%	1,901	1,952	(2.6)%
Birmingham, AL	1,462	13,927	13,803	0.9%	5,698	5,514	3.3%	8,229	8,289	(0.7)%	1,443	1,412	2.2%
Kansas City, MO-KS	1,110	11,893	11,606	2.5%	4,250	4,229	0.5%	7,643	7,377	3.6%	1,690	1,655	2.1%
San Antonio, TX	1,504	12,572	12,981	(3.2)%	5,643	5,406	4.4%	6,929	7,575	(8.5)%	1,314	1,350	(2.7)%
Memphis, TN	1,193	10,741	10,805	(0.6)%	3,935	3,903	0.8%	6,806	6,902	(1.4)%	1,418	1,433	(1.0)%
Huntsville, AL	1,228	10,157	10,535	(3.6)%	4,054	3,868	4.8%	6,103	6,667	(8.5)%	1,250	1,284	(2.6)%
Other	6,502	66,832	66,421	0.6%	25,210	25,014	0.8%	41,622	41,407	0.5%	1,642	1,620	1.4%
Total Same Store	96,561	$1,034,418	$1,037,866	(0.3)%	$389,503	$385,448	1.1%	$644,915	$652,418	(1.2)%	$1,687	$1,691	(0.2)%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

		Units as of			Development Costs as of
		June 30, 2026			June 30, 2026				Expected
					Expected	Costs	Expected	Start	Initial
	Market	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
MAA Milepost 35 II	Denver, CO	219	121	84	$78,000	$69,028	$8,972	4Q24	2Q26	4Q26	4Q27
Modera Chandler (2)	Phoenix, AZ	345	72	43	117,500	98,773	18,727	2Q24	2Q26	4Q26	4Q27
MAA Rove	Richmond, VA	306	—	—	99,500	81,923	17,577	3Q24	4Q26	2Q27	4Q27
MAA Point Hope (2)	Charleston, SC	336	—	—	91,000	52,336	38,664	2Q25	4Q26	3Q27	2Q28
MAA One Scottsdale	Phoenix, AZ	280	—	—	135,000	44,865	90,135	4Q25	1Q28	3Q28	2Q29
MAA Sevilla (2)	Kansas City, MO-KS	263	—	—	76,500	13,436	63,064	2Q26	1Q28	4Q28	2Q29
Total Active		1,749	193	127	$597,500	$360,361	$237,139
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of June 30, 2026
	Market	Total Units	Physical Occupancy	Costs to Date		Construction Completed	Expected Stabilization (1)
MAA Val Vista	Phoenix, AZ	317	91.5%	$76,966		4Q24	3Q26
MAA Breakwater	Tampa, FL	495	90.9%	194,701		1Q26	3Q26
MAA Nixie	Raleigh/Durham, NC	406	72.9%	143,124		3Q25	4Q26
MAA Liberty Row (2)	Charlotte, NC	239	68.6%	111,730	(4)	1Q26	4Q26
MAA Plaza Midwood (3)	Charlotte, NC	302	36.0%	97,221		2Q26	3Q27
Total		1,759	74.4%	$623,742
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days..
(2)
In July 2024, MAA agreed to finance the third party development of this property. MAA has the option to purchase the property once it is stabilized.
(3)
MAA owns 95% of the joint venture that owns this property.
(4)
Represents the cost to MAA, net of the $9.6 million non-equity contribution from the third party developer.

MULTIFAMILY INTERIOR REDEVELOPMENT, WIFI RETROFIT AND PROPERTY REPOSITIONING ACTIVITY

Dollars in thousands, except per unit data

Six months ended June 30, 2026
Program	Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
Interior Redevelopment	3,504	$17,990	$5,134	$110	7.9%	7,000 - 10,000

During the second quarter of 2026, MAA continued its WiFi Retrofit program and its Property Repositioning program to upgrade and reposition the amenity and common areas at select apartment communities for higher and above market rent growth after projects are completed and units are fully repriced. MAA spent $14.3 million on its WiFi Retrofit program and $6.7 million on its Property Repositioning program during the six months ended June 30, 2026.

Supplemental Data S-8

2026 ACQUISITION ACTIVITY AS OF JUNE 30, 2026

Land Acquisitions	Market	Closing Date
Modera Silver (1)	Northern Virginia	Jan-26
MAA Sevilla (2)	Kansas City, MO-KS	Feb-26
MAA McFarland Farms (3)	Nashville, TN	Apr-26
(1)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property and plans future development at the property.
(2)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property. Construction of this development commenced in April 2026.
(3)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property. Construction of this development commenced in July 2026.

2026 DISPOSITION ACTIVITY AS OF JUNE 30, 2026

Multifamily Dispositions	Market	Apartment Units	Closing Date
MAA Greenwood Forrest	Houston, TX	316	Feb-26
MAA Hermitage	Raleigh, NC	194	May-26

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2026

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,930,221	86.6%	3.8%	6.8
Floating rate debt	761,680	13.4%	4.1%	0.7
Total	$5,691,901	100.0%	3.9%	6.0

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$5,331,445	93.7%	3.8%	4.8
Secured debt	360,456	6.3%	4.4%	22.6
Total	$5,691,901	100.0%	3.9%	6.0

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q2 2026 NOI	Percent of Total
Unencumbered gross assets	$17,446,298	95.7%	$322,812	96.0%
Encumbered gross assets	792,410	4.3%	13,595	4.0%
Total	$18,238,708	100.0%	$336,407	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2026	$299,879	1.2%
2027	599,300	3.7%
2028	398,823	4.2%
2029	554,070	3.7%
2030	298,744	3.1%
2031	447,287	1.8%
2032	395,802	5.4%
2033	592,762	4.7%
2034	344,819	5.1%
2035	344,654	5.1%
Thereafter	654,081	3.8%
Total	$4,930,221	3.8%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2026 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper ⁽¹⁾ & Revolving Credit Facility ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2026	$664,000	$299,879	$—	$—	$963,879
2027	—	599,300	—	—	599,300
2028	—	398,823	—	—	398,823
2029	—	554,070	—	—	554,070
2030		298,744	97,680	—	396,424
2031	—	447,287	—	—	447,287
2032	—	395,802	—	—	395,802
2033	—	592,762	—	—	592,762
2034	—	344,819	—	—	344,819
2035	—	344,654		—	344,654
Thereafter	—	293,625	—	360,456	654,081
Total	$664,000	$4,569,765	$97,680	$360,456	$5,691,901
(1)
The $664.0 million maturing in 2026 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of June 30, 2026. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $750.0 million. For the three months ended June 30, 2026, average daily borrowings outstanding under the commercial paper program were $680.7 million.
(2)
There were no borrowings outstanding under MAALP’s $1.5 billion unsecured revolving credit facility as of June 30, 2026. The facility has a maturity date of January 2030 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	31.2%	Yes
Total secured debt to adjusted total assets	40% or less	2.0%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.7x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	320.4%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	24.7%	Yes
Total secured debt to total capitalized asset value	40% or less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	6.0x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	24.0%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements, which have been filed by MAA and MAALP with the SEC.

Supplemental Data S-10

2026 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below. The guidance projections provided below are based on current expectations and are forward-looking statements.

	Full Year 2026
Earnings:	Range	Midpoint
Earnings per common share - diluted	$3.96 to $4.20	$4.08
Core FFO per Share - diluted	$8.41 to $8.65	$8.53
Core AFFO per Share - diluted	$7.38 to $7.62	$7.50

MAA Same Store Portfolio:
Number of units	96,561	96,561
Average physical occupancy	95.35% to 95.65%	95.50%
Property revenue growth	-0.20% to 0.40%	0.10%
Effective rent growth	-0.15% to 0.35%	0.10%
Property operating expense growth	1.25% to 2.25%	1.75%
NOI growth	-1.70% to 0.10%	-0.90%
Real estate tax expense growth	1.00% to 2.50%	1.75%

Corporate Expenses: ($ in millions)
Property management expenses	$76.5 to $78.5	$77.5
General and administrative expenses	$57.5 to $59.5	$58.5
Total overhead	$134.0 to $138.0	$136.0

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$150.0 to $250.0	$200.0
Multifamily disposition volume	$200.0 to $300.0	$250.0
Development investment	$300.0 to $400.0	$350.0

Debt:
Average effective interest rate	3.7% to 3.9%	3.8%
Capitalized interest ($ in millions)	$16.0 to $18.0	$17.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.95 to 119.45 million	119.20 million

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2026 GUIDANCE

	Full Year 2026 Guidance Range
	Low	High
Earnings per common share - diluted	$3.96	$4.20
Real estate depreciation and amortization	5.42	5.42
Gains on sale of depreciable assets	(0.86)	(0.86)
FFO per Share - diluted	8.52	8.76
Non-Core FFO items (1)	(0.11)	(0.11)
Core FFO per Share - diluted	8.41	8.65
Recurring capital expenditures	(1.03)	(1.03)
Core AFFO per Share - diluted	$7.38	$7.62
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2026	Q4 2026	Q1 2027	Q2 2027
Earnings release & conference call	Late October	Early February	Late April	Late July

Dividend Information - Common Shares:	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Declaration date	5/21/2025	9/23/2025	12/10/2025	3/17/2026	5/19/2026
Record date	7/15/2025	10/15/2025	1/15/2026	4/15/2026	7/15/2026
Payment date	7/31/2025	10/31/2025	1/30/2026	4/30/2026	7/31/2026
Distributions per share	$1.5150	$1.5150	$1.5300	$1.5300	$1.5300

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12